SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

                          -----------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): December 31, 2004


                                BEXIL CORPORATION
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


          Maryland                     001-12233             13-3907058
(State or Other Jurisdiction of (Commission File Number)    (IRS Employer
        Incorporation)                                    Identification No.)



                   11 Hanover Square  New York, NY               10005
               (Address of Principal Executive Offices)        (ZIP Code)


       Registrant's telephone number, including area code:  1-212-785-0400


                                 Not Applicable
                -------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Section 2 - Financial Information

Item 2.02. Results of Operations and Financial Conditions.

     On June 20, 2005 Bexil Corporation (the "Company") issued a press release announcing financial results for the year ended December 31, 2004. A copy of the June 20, 2005 press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

     The information contained in this report on Form 8-K (including the exhibit) is being furnished pursuant to Item 5 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exihibits

Item 9.01. Financial Statements and Exihibits.

          (c)  Exhibits.


               Exhibit No.   Description of Exhibit
               ==========    =================================================
                    99.1     Press Release announcing its financial results for
                             the year ended December 31, 2004.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                BEXIL CORPORATION


Date:     June 20, 2005                         /s/ William G. Vohrer
                                                ---------------------
                                                    William G. Vohrer
                                                    Treasurer

                                  EXHIBIT INDEX
                                  -------------

Exhibit Number                                  Exhibit Description
--------------                                  -------------------

     99.1                               Press Release announcing its financial
                                       results for year ended December 31, 2004.

Exhibit 99.1

Bexil Corporation Announces Financial Results for 2004 and New Filing Date for 10-QSB

NEW YORK - Bexil Corporation (AMEX: BXL) today announced its financial results for the year ended December 31, 2004.

                                                                       2004
Revenues:
Realized and unrealized appreciation on investments
  Interest and dividends                                            $ 51,052
  Other                                                              116,108
                                                                     -------
                                                                     167,160

Expenses:
  General and administrative                                         813,613
  Communication costs                                                 30,348
  Professional fees                                                  182,796
                                                                     -------
                                                                   1,026,757

Loss before income taxes and equity in earnings of
   York Insurance Services Group, Inc.                              (859,597)

Income tax (benefit)                                                (267,294)
Equity in earnings of York Insurance Services
   Group, Inc.                                                     2,812,088
                                                                   ---------

  Net income                                                     $ 2,219,785
                                                                 ===========

Per share net income:

  Basic                                                              $ 2.52
  Diluted                                                            $ 2.52

Weighted average common shares outstanding:

  Basic                                                             879,591
  Diluted                                                           879,591

Bexil Corporation is a holding company. The Company's primary holding is a 50% interest in privately held York Insurance Services Group, Inc. ("York"). For 2004 the Company's 50% interest in York is accounted for using the equity method and, therefore, York's financial statements are not consolidated with our own. For 2003, inasmuch as the Company was a registered investment company at that time, York is accounted for using the fair value method.

York is one of the leading privately owned insurance services business process outsourcing ("BPO") companies in the United States. Since the 1930's, York, through predecessor companies, has served as both an independent adjustment company and third party administrator ("TPA") providing comprehensive claims, data, and risk related services to insurance companies, self-insureds, and intermediaries throughout the United States. More recently York has established business units in the program management, licensed private investigation, recovery, environmental consulting, retail logistics and large/complex loss adjusting markets.

--------------------------------------------------------------------------------
York's summarized condensed consolidated financial information is as follows as of and for the year ended December 31:

--------------------------------------------------------------------------------
                       York Insurance Services Group, Inc.
--------------------------------------------------------------------------------
                                        2004                          2003
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Revenues                            $ 71,409,418                  $ 52,759,165
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Expenses                            $ 60,599,590                  $ 43,329,222
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Net income                           $ 6,041,101                   $ 5,600,129
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Working capital                     $ 14,141,537                   $ 8,801,701
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Total assets                        $ 35,454,522                  $ 20,880,621
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Long term debt                       $ 1,209,949                   $ 2,046,509
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Shareholder's equity                $ 18,846,973                  $ 12,805,872
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


For the year ended December 31, 2004 compared to the year ended December 31, 2003, the Company's total revenues of $167,160 decreased $5,242,322 from $5,409,482 and equity earnings (net of taxes) of $2,812,088 were recognized in 2004 and not in 2003, due to an accounting change from fair value accounting to equity method accounting. Interest and dividends decreased by $115,295 primarily due to lower interest rates and lower investable assets.

Total expenses of $1,026,757 increased $307,585 or 42.8%. General and administrative expenses increased $238,058 or 41.4% primarily due to higher employee costs. Professional fees of $182,796 were $73,391 higher than those in 2003 due to higher legal costs arising out of the adoption of the 2004 Long Term Incentive Plan and unanticipated higher auditing fees. Communication expense declined $3,728 or 11.3% from $34,212. The effective tax rate applicable to the deferred income tax expense is significantly lower under the equity method of accounting due to the benefit of the 80% dividend receive exclusion.


For the reasons described above, relating to the change in accounting method ,net income for the year ended December 31, 2004 was $2,219,785 or $2.52 per share on a diluted basis as compared to net income of $2,483,069 or $2.84 per share on a diluted basis for the twelve months ended December 31, 2003.

The Company also announced today that the filing of its report on Form 10-QSB for the quarter ended March 31, 2005 had been further delayed and that it anticipated filing the report by July 11, 2005. The Company stated that the further delay was attributable to the time necessary to make an accounting presentation of the Company's conversion from an investment company to an operating company.

More information about Bexil may be found at its web site http://www.bexil.com.

This press release may contain "forward looking information" and "forward looking statements" and similar expressions that reflect Bexil's current expectations about its future performance, and are subject to risks, uncertainties and other factors that could cause Bexil's actual performance to differ materially from those expressed in, or implied by, the forward looking information and these forward-looking statements.


Contact: William G. Vohrer
         Treasurer
         1-212-785-0400, ext. 279
         wvohrer@bexil.com